                                  Exhibit 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Leonard R. Stein-Sapir, Chairman of the Board and Chief Executive Officer of Morgan's Foods, Inc. (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Annual Report on Form 10-K of the Company for the period ended February 29, 2004, (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                             /s/ Leonard R. Stein-Sapir
                             -------------------------------------------------
                             Leonard R. Stein-Sapir, Chairman of the Board and Chief Executive Officer
June 1, 2004